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BioRestorative Therapies: A Stem Cell Biotechnology Company

December 2013 • OTC/BB: BRTX • biorestorative.com

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the federal securities laws, including statements concerning the ability of BioRestorative Therapies, Inc. (the "Company") to develop its adult stem cell business, the future of regenerative medicine and the role of adult stem cells in that future, and the potential revenue growth of the Company's business. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: (1) the Company's limited operating history, lack of significant revenues, substantial losses since inception, and substantial working capital deficiency and stockholders' deficiency, (2) the Company's ability to obtain sufficient financing to satisfy its debt obligations and funds its operations, (3) the ability of the Company to obtain reimbursement for its therapies from private and governmental insurers, (4) the Company's ability to build management, human resources and infrastructure necessary to support the growth of its business, (5) competitive factors beyond the Company's control, (6) scientific and medical developments beyond the Company's control, (7) the Company's ability to comply with applicable federal, state, local, and international governmental requirements, (8) the Company's ability to protect its proprietary rights both within and outside the United States, and (9) other factors discussed in the Company's periodic documents filed with the Securities and Exchange Commission (which are available for review at www.sec.gov). Given these uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. We assume no obligation to update these forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

Corporate Overview

Second-Generation Stem Cell Regenerative Medicine Company

BioRestorative Therapies ("BRT") is a life sciences company focused on adult stem cell-based cellular therapies for various personal medical applications. BRT develops products and medical procedures using cell and tissue protocols.

LEAD THERAPEUTIC PROGRAM

- **brtxDISC™** Pre-clinical treatment for Bulging and Herniated Disc Disease

PIPELINE PROGRAMS

- **ThermoStem®** Pre-clinical treatment for Type 2 Diabetes and Obesity
- **brtx-C Cosmetic** Human Cellular Extract for Anti-Aging Products

biorestorative therapies

Investment Highlights

- Spinal disc program is poised to enter Clinical Trials
  - IRB approval secured
  - Retrospective human safety/feasibility study underway
- Proprietary therapeutic disc delivery device offers additional opportunities for value creation
- Further pipeline products address large markets
  - Developing cellular treatment for type 2 diabetes and obesity
  - Cosmetic extract is near commercial-ready for sale or license to cosmetic company
- Strong expertise in cellular biology/experienced stem cell company and public management
- Pharma interest in ThermoStem® program and cellular biology skills

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Lead Therapeutic Program

brt discx



brtxDISC™ Overview

brtxDISC™ (Disc Implanted Stem Cells) Program

- Non-surgical stem cell treatment for bulging and herniated disc disease
- Outpatient procedure performed in a physician's office is intended for patients who have failed all non-surgical disc treatments and face surgery
- Addresses unmet medical need between non-invasive and surgical procedures, representing a large market opportunity
- *Estimated 1 million patients per year in the U.S. require back surgery for bulging/herniated disc disease*
- ~38 patients have been treated in the U.S. using this procedure
- Company performing retrospective safety study for FDA submission
- Program is expected to initiate Clinical Trials by 3Q 2014

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brtxDISC™ Target Markets



Other
Fusion-DDD-Disc Replacement
Laminectomy-Stenosis
Discectomy-Bulge/HNP
brtx disc

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brtxDISC™ Market Size & Costs

Procedure	Annual Incidence (U.S.)	Surgical Cost	brtxDISC™ (Estimated Cost)	Savings Per Patient
Spinal Fusion	300,000	$75-100K	$18K	$57-82K
Disc Replacement	200,000	$35-50K	$18K	$17-32K
Discectomy	200,000	$20-50K	$18K	$2-32K

Surgical procedures are typically followed by an additional $100-150K in rehabilitation costs

IP -- Advantages

1. Proprietary Cell Culturing

2. Proprietary Therapeutic Delivery Device

brtxDISC™ Cell Culturing

- Utilizes patient's own stem cells to repair damaged tissue
- Disc procedure requires the selection of mesenchymal stem cells that can survive in low oxygen (hypoxic) and avascular (lack of blood supply) environment
- IP Filed 12/4/2009: *Methods and Compositions to Facilitate Repair of Avascular Tissue*
  - IP Status: Currently in discussions with patent office

brtxDISC™ Cell Delivery Device



brtx
DISC™

- Essential to the success of the treatment
- Enables physician to deliver cells at precise location within damaged disc

IP Filed 11/4/2010: *Therapeutic Delivery Device*
IP Status: Discussions with patent office

Delivery Device Animation

brt
discx

Short Physician Learning Curve

Certain physicians already trained and skilled in performing disc injections

<u>5 Groups</u>

Physiatrists

Pain Management Physicians

Interventional Radiologists

Orthopedic Spine Physicians

Neurosurgeons

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brtxDISC™ Process Overview



1. Physician purchases collection/delivery device kit



2. Physician collects patient cell sample



3. Physician sends patient's cells for lab culturing to BRT

14 DAYS

4. BRT sends therapeutic cells/dose back to physician



5. Patient receives cells via brtxDISC™ Delivery Device in physician's office

brt disc x

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brtxDISC™ MRI Results

- **42 y/o Male:** Annular tear at L5-S1 noted on 2003 MRI and radiculopathy diagnosed. 2007 MRI showed a mild L5-S1 disc bulge.
- **Treated in Physician's Office:** 5-month follow-up MRI showed complete resolution of the L5-S1 disc bulge on both sagittal and axial slices with some concurrent advancement of mild DDD.



MRI Before Treatment



MRI 5 Months After Treatment

brtxDISC™ Near-Term Goals

- Finalize retrospective safety study of treated patients; submit results for publication (1Q 2014)
- Complete FDA-related work pertaining to the therapeutic delivery device (1Q 2014)
- Hold pre-trial meeting with FDA (2Q 2014)
- Finalize trial preparation and file IND/IDE with FDA (2Q 2014)
- Initiate Phase 2 trials (3Q 2014)

Pipeline Programs

ThermoStem® Program (Brown Fat Stem Cells)

Potential Treatments for Type 2 Diabetes and Obesity

brtx-C Cosmetic Program

Primary ingredient potential for incorporation into new generation of anti-aging beauty products

ThermoStem – Brown Fat Program

"One of the most powerful organs in the body….Since it consumes both glucose and fatty acids, it is possible we could utilize brown fat to treat obesity and metabolic dysfunction seen in diabetes and hyperlipidemia."

- Aaron M. Cypress, M.D., Ph.D., Joslin Diabetes Center and Harvard Medical School

- **Potential Pharma Product** – allogeneic "off the shelf" product using brown fat stem cells to treat type 2 diabetes and obesity
- Infants have a larger population of brown fat that is responsible for generating body heat and creating metabolic homeostasis
- BRT has identified a stem cell population isolated from brown adipose depots in humans
- Developing a novel cellular therapy that transplants brown fat stem cells into large white fat areas using a biodegradable biological scaffold method for cell delivery



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ThermoStem® Scaffold

Brown Fat Cells Implanted in a Biological Scaffold



Cell delivery method incorporates subcutaneous implant of decellularized scaffold containing brown fat

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Brown Adipose Regulates Glucose

ORIGINAL ARTICLE

Reversal of Type 1 Diabetes in Mice by Brown Adipose Tissue Transplant

Subhadra C. Gunawardana and David W. Piston

Brown adipose tissue regulates glucose homeostasis and insulin sensitivity

Kristin I. Stanford, Roeland J.W. Middelbeek, Kristy L. Townsend, Ding An, Eva B. Nygaard, Kristen M. Hitchcox, Kathleen R. Markan, Kazuhiro Nakano, Michael F. Hirshman, Yu-Hua Tseng, and Laurie J. Goodyear

Section on Integrative Physiology and Metabolism, Joslin Diabetes Center, Harvard Medical School, Boston, Massachusetts, USA

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Preclinical – Glucose/Weight



Basal Blood Glucose Levels
A
Glucose (mg/dl)
600
500
400
300
200
100
0
1 2 3 4 5 6 7 8 9 10 11 12 13
Weeks after transplantation
Control
BADSC
Body Weight
B
Body weight (g)
40
35
30
25
20
15
10
5
0
1 2 3 4 5 6 7 8 9 10 11 12 13
Weeks after transplant
Control
BADSC

Fig. 7. (A) Glucose levels of mice transplanted with BADSC/scaffolds and controls. (B) Weights of mice transplanted with BADSC/scaffolds and controls.

Preclinical – Trig/Chol Levels



300
250
200
150
100
50
0
Baseline
1Mth
2Mth
3Mth
4Mth
Trig – ctrl mg/dL
Trig – tx mg/dL
Chol – ctrl mg/dL
Chol – tx mg/dL

	Baseline	1Mth	2Mth	3Mth	4Mth
Trig – ctrl mg/dL	115±16	147±13	159±21	165±14	188±16
Trig – tx mg/dL	120±14	142±15	131±19	113±11	**114±10**
Chol – ctrl mg/dL	136±16	151±15	188±26	224±34	251±22
Chol – tx mg/dL	125±12	130±14	136±24	126±19	**130±15**

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Publication in STEM CELLS

STEM CELLS®

MANUSCRIPT SECTION: TISSUE-SPECIFIC STEM CELLS

Metabolically Active Human Brown Adipose Tissue Derived Stem Cells

Francisco J Silva*[1], Dolly J Holt*[1], Vanessa Vargas[1], James Yockman[1], Sihem Boudina[2], Donald Atkinson[1], David W Grainger[3], Monica P Revelo[4], Warren Sherman[5], David A Bull[1], Amit N Patel[1*]

[1]Department of Surgery, Division of Cardiothoracic Surgery, University of Utah, Salt Lake City, Utah 84112, USA.; [2]Department of Internal Medicine, Division of Endocrinology and Metabolism, University of Utah 84112, USA.; [3]Department of Pharmaceutics and Pharmaceutical Chemistry, University of Utah, Salt Lake City, Utah 84112, USA.; [4]Department of Pathology, University of Utah, Salt Lake City, Utah 84112, USA.; [5]Division of Cardiology, Columbia University Medical Center, New York, NY 10032, USA.

Key Words. Brown adipose tissue • stem cells • scaffolds • obesity • diabetes • adipose

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brtx-C Cosmetic Overview

Human Cellular Extract

- **BRT has developed an adult stem cell-derived extract for incorporation into beauty products manufactured by third parties**
  - Potential use as a primary ingredient for a new generation of "anti-aging" beauty products
  - BRT seeking partner to commercialize

- **Per initial *in vitro* studies, when applied to skin cells, appears to cause a significant increase in the production of collagen and fibronectin**
  - These two proteins are essential for combating the aging of skin
  - Additional safety and sensitivity studies



(-) lyophilized supernatant/media



(+) lyophilized supernatant/media

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In Summary

- Spinal disc program is poised to enter Clinical Trials
  - IRB approval secured
  - Retrospective human safety/feasibility study underway
- Proprietary therapeutic disc delivery device offers additional opportunities for value creation
- Further pipeline products address large markets
  - Developing cellular treatment for type 2 diabetes and obesity
  - Cosmetic extract is near commercial-ready for sale or license to cosmetic company
- Strong expertise in cellular biology/experienced stem cell company and public management
- Pharma interest in ThermoStem® program and cellular biology skills

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Thank You

December 2013 • OTC/BB: BRTX • biorestorative.com

biorestorative therapies